DIGITAL ASSETS	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
DIGITAL ASSETS

Note 3 – DIGITAL ASSETS:

The vast majority of the Company’s assets are concentrated in its bitcoin holdings. Bitcoin is a digital asset, which is a novel asset class that is subject to significant legal, commercial, regulatory and technical uncertainty. Holding bitcoin does not generate any cash flows and involves custodial fees and other costs. Additionally, the price of bitcoin has historically experienced significant price volatility, and a significant decrease in the price of bitcoin would adversely affect the Company’s financial condition and results of operations. The Company’s strategy of acquiring and holding bitcoin also exposes it to counterparty risks with respect to the custody of its bitcoin, cybersecurity risks, and other risks inherent to holding a digital asset.

The Company accounts for its digital assets, which are comprised solely of bitcoin, as indefinite-lived intangible assets in accordance with ASC 350-60, Intangibles—Goodwill and Other Company’s digital assets are initially recorded at cost. Bitcoin assets are measured at fair value as of each reporting period based on Level 1 inputs in the fair value hierarchy.

ZOOZ STRATEGY LTD

NOTES TO THE FINANCIAL STATEMENTS (continued)

The following table summarizes the Company’s digital asset holdings (in thousands, except number of bitcoins), as of:

	Year ended December 31
	2025	2024	2023
Outstanding at beginning of year	-	-	-
Additions (purchases)	121,935	-	-
Disposals	-	-	-
Losses recognized in earnings	(30,307)	-	-
Balance at end of year	91,628	-	-
Approximate number of bitcoins held	1,047	-	-

The following table summarizes the Company’s digital asset cost basis and unrealized loss on digital assets (in thousands) for the periods indicated:

	Year ended December 31
	2025	2024
Digital asset cost basis	121,935	-
Digital asset fair value	91,628	-
Unrealized loss on digital assets	30,307	-